UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
_______________
Filed by the Registrant ☑Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
AAON, INC.
(Name of Registrant as Specified in its Charter)
NOT APPLICABLE
(Name of Person(s) Filing Proxy Statement if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Explanatory Note
This Amendment No. 1 supplements and amends the definitive proxy statement on Schedule 14A filed by AAON, Inc.
(the “Company) with the Securities and Exchange Commission on April 8, 2024 (the “Proxy Statement”).
The sole purpose of this Amendment No. 1 is to update the Company’s cover page. The Company inadvertently checked the 'Preliminary Proxy Statement' box, the Proxy Statement filed on April 8, 2024 was the 'Definitive Proxy
Statement', as such the cover is updated to reflect the current filing.